Rule 497(d)

                                     FT 1758

                 Dow Jones Global Titans(sm) Portfolio, Series 14

                          Supplement to the Prospectus

         Notwithstanding anything to the contrary in the Prospectus, all shares of American International Group, Inc. (Ticker: AIG) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

September 18, 2008